UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2022
Date of Report (Date of earliest event reported)

Healthpeak Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5050 South Syracuse Street, Suite 800
Denver, CO 80237
(Address of principal executive offices) (Zip Code)

(720) 428-5050
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	PEAK	New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                                           Results of Operations and Financial Condition.

On November 1, 2022, Healthpeak Properties, Inc., a Maryland corporation (“Healthpeak”), issued a press release setting forth its financial results for the three and nine months ended September 30, 2022. The press release refers to the Discussion and Reconciliation of Non-GAAP Financial Measures, which is available in the Investor Relations section of Healthpeak’s website, free of charge, at http://ir.healthpeak.com/quarterly-results. The press release and Discussion and Reconciliation of Non-GAAP Financial Measures are furnished herewith as Exhibits 99.1 and 99.3, respectively, and are incorporated by reference herein.

The information set forth in this Item 2.02 of this Current Report on Form 8-K and the related information in Exhibits 99.1 and 99.3 attached hereto are being furnished herewith, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference therein.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2022, the Board of Directors of Healthpeak appointed Jeffrey H. Miller, Healthpeak’s Executive Vice President, as General Counsel, effective November 1, 2022. Mr. Miller succeeds Troy E. McHenry, who mutually agreed with Healthpeak to step down from his position as Chief Legal Officer and General Counsel, effective November 1, 2022.

Mr. Miller joined Healthpeak in 2018 and has served in a variety of senior operational leadership roles. Prior to that, Mr. Miller served as Chief Operating Officer at Welltower, Inc. from 2014 to 2017, and General Counsel from 2004 to 2014.

In connection with Mr. McHenry’s departure from Healthpeak, he has executed a release agreement with Healthpeak (the “Release Agreement”) and, subject to his non-revocation of the Release Agreement and compliance with certain restrictive covenants set forth in the Release Agreement, Mr. McHenry will be entitled to receive certain benefits as detailed in the Release Agreement.

The foregoing description of the Release Agreement does not purport to be complete and is qualified in its entirety by the full text of the Release Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 7.01                                           Regulation FD Disclosure.

A supplemental report containing financial results and related information of Healthpeak for the three and nine months ended September 30, 2022 is furnished as Exhibit 99.2 hereto and incorporated by reference herein. The supplemental report is also available in the Investor Relations section of Healthpeak’s website, free of charge, at http://ir.healthpeak.com/quarterly-results.

The information set forth in this Item 7.01 of this Current Report on Form 8-K and the related information in Exhibit 99.2 attached hereto is being furnished herewith, and shall not be deemed filed for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference therein.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.  The following exhibits are being furnished herewith:

No.	Description

10.1	Release Agreement for Troy E. McHenry, dated November 1, 2022.

99.1	Press Release dated November 1, 2022.

99.2	September 30, 2022, Supplemental Report.

99.3	September 30, 2022, Discussion and Reconciliation of Non-GAAP Financial Measures.

104	Cover Page Interactive Data File (embedded within the inline XBRL document and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2022
Healthpeak Properties, Inc.

	By:	/s/ Peter A. Scott
Peter A. Scott
Chief Financial Officer

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